OTHER CURRENT ASSETS - Summary of other current assets (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2022 CNY (¥)	Mar. 31, 2022 USD ($)	Sep. 30, 2021 CNY (¥)
Other Assets [Abstract]
Receivable from sales of buildings under construction	¥ 5,298		¥ 100,300
Due from a service provider	25,335		23,326
Deposit for share settlement	19,018		19,279
Advance to non-controlling shareholders	9,600
Others	678		438
Total	¥ 59,929	$ 9,454	¥ 143,343